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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                  -------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 11, 2002



                                   Hurry, Inc.
               (Exact Name of Registrant as Specified in Charter)



            Georgia                        000-21486                        58-2037452
 (State or Other Jurisdiction      (Commission File Number)      (IRS Employer Identification No.)
      of Incorporation)


                                3804 Roswell Road
                             Atlanta, Georgia 30350
                    (Address of Principal Executive Offices)

                                 (770) 394-9919
              (Registrant's telephone number, including area code)

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Item 5.  Other Events

         In connection with a capital distribution to shareholders, Hurry, Inc. (the "Company") distributed the letter attached as Exhibit 99.1 to shareholders of record as of the close of business on February 11, 2002.

         In addition, on January 30, 2002, the Company issued the press release attached as Exhibit 99.2 related to the aforementioned distribution.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         Exhibits:

            Exhibit No.               Description
            -----------               -----------

               99.1                   February 11, 2002 Letter to Shareholders.

               99.2                   Press Release dated January 30, 2002



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HURRY, INC.
                                        (Registrant)


Date:  February 13, 2002               By:  /s/ Harry A. Blazer
                                            ------------------------------------
                                       Name:   Harry A. Blazer
                                       Title:  Chairman, President and
                                               Chief Executive Officer